Exhibit 99.1

SmartRent Announces Frank Martell as President and Chief Executive Officer

Growth and innovation-focused leader with a proven history of driving operational excellence and profitability to lead SmartRent’s next chapter

SCOTTSDALE, AZ, June 16, 2025—SmartRent Inc. (NYSE: SMRT) (“SmartRent” or the “Company”), the leading provider of smart communities solutions and smart operations solutions for the rental housing industry, today announced the appointment of Frank Martell as President and Chief Executive Officer, effective immediately. Martell has been a member of SmartRent’s Board of Directors and served on the Board’s Audit and Nominating and Corporate Governance Committees since June 2024.

As President and CEO, Martell will lead SmartRent’s executive team in advancing the Company’s vision and expanding its market presence, with a clear focus on delivering measurable value for customers and shareholders by enhancing portfolio performance, operational efficiency and resident and team satisfaction.

With over 30 years of executive leadership experience, Martell brings a proven track record of driving market leadership, delivering revenue growth and profitability, and consistently enhancing shareholder value. His expertise in data-driven innovation and a digital-first approach will play a pivotal role in accelerating the adoption of SmartRent’s robust enterprise platform and the Company’s evolution into a high-performing customer-centric, execution-driven organization built around its hardware-enabled SaaS model.

Most recently, Martell was President and CEO of loanDepot, Inc., where he developed and led the company’s Vision 2025 strategic program to navigate the impacts of the recent downturn in the residential property market while retooling the company’s operational capabilities for long-term value creation. Prior to loanDepot, Martell spent over a decade at CoreLogic, serving as CFO, COO and ultimately CEO, transforming the company into a leading global platform providing digital residential property data and analytics, and significantly increasing market capitalization during his tenure.

John Dorman, Chairman of the SmartRent Board of Directors, commented, “Frank possesses a rare combination of strategic insight, operational discipline and innovative thinking—essential strengths as we work to increase platform adoption and scale our impact. Because he has been deeply involved as a Board member in our transition over the past year, I am confident that Frank will seamlessly move into the CEO role and lead from day one. He steps in at a critical time for SmartRent, our investors and customers, and we’re confident his leadership will enhance the quality of our execution, strengthen our market-leading position and drive meaningful, long-term value for shareholders.”

“SmartRent has built a strong foundation as a category leader in smart property technology, with purpose-built solutions, deep industry relationships and a dedicated team committed to solving real operational challenges,” said Martell. “Having spent the past two decades leading data- and technology-driven organizations that support the real estate industry, I see tremendous opportunity to expand our impact and build on the company’s leadership. I’m proud to partner with our talented team as we deliver game-changing solutions that empower customers and redefine what’s possible in property technology. With our ongoing platform enhancements and investment in customer success, I believe we’re poised to unlock the potential of the next generation of innovation in smart home technology in the years ahead.”

Martell is a three-time HousingWire Vanguard Award recipient for distinguished industry leadership and was named to Inman’s “Power Players” list in 2023, 2024 and 2025, recognizing the most innovative and influential executives in real estate. He also received Inman’s “Best of Finance” award in both 2023 and 2024. He currently serves on the board of Compass Inc. (NYSE: COMP), a leading tech-enabled real estate services company, as well as on the nonprofit boards of Operation HOPE, which focuses on financial literacy and empowerment in underserved communities, and the Marine Corps Scholarship Foundation. He previously served two two-year terms on the Board of Directors of the Mortgage Bankers Association and eight years on the Board of Directors of Bank of the West.

About SmartRent

Founded in 2017, SmartRent, Inc. (NYSE: SMRT) is a leading provider of smart communities solutions and smart operations solutions to the rental housing industry. SmartRent’s end-to-end enterprise ecosystem powers smarter living and working in rental housing by automating operations, protecting assets, reducing energy consumption, enhancing the resident experience and more. The Company’s differentiators—purpose-built software and hardware, and end-to-end implementation and support—create an exceptional experience, with 15 of the top 20 multifamily operators and millions of users leveraging SMRT solutions daily. For more information, please visit smartrent.com.

Forward-Looking Statements

This press release contains forward-looking statements which address the Company’s executive leadership transition, expected future business and financial performance, areas of focus, including our sales organization, the Company’s approach to operational and financial discipline, expected growth, strategy, performance, financial review, and other future events and forward-looking statements. Forward-looking statements may contain words such as “goal,” “target,” “future,” “estimate,” “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “project,” “may,” “should,” “will” or similar expressions. Examples of forward-looking statements include, among others, statements regarding the expected financial results, product portfolio enhancements, expansion plans and opportunities and earnings guidance related to financial and operational metrics. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those currently anticipated. Some of the factors that could cause actual results to differ materially from those expressed or implied by the forward-looking statements include, among other things, our ability to: (1) accelerate adoption of our products and services; (2) anticipate the uncertainties inherent in the development of new business lines and business strategies; (3) manage risks associated with our third-party suppliers and manufacturers and partners for our products; (4) manage risks associated with adverse macroeconomic conditions, including inflation, slower growth or recession, barriers to trade, changes to fiscal and monetary policy, tighter credit, higher interest rates, high unemployment, and currency fluctuations; (5) attract, train, and retain effective officers, key employees and directors and manage risks associated with the executive leadership transition; (6) develop, design, manufacture, and sell products and services that are differentiated from those of competitors; (7) realize the benefits expected from our acquisitions; (8) acquire or make investments in other businesses, patents, technologies, products or services to grow the business; (9) successfully pursue, defend, resolve or anticipate the outcome of pending or future litigation matters; (10) comply with laws and regulations applicable to our business, including privacy regulations; (11) realize the benefits expected from our stock repurchase program; and (12) maintain key strategic relationships with partners and distributors. The forward-looking statements herein represent the judgment of the Company, as of the date of this release, and SmartRent disclaims any intent or obligation to update forward-looking statements. This press release should be read in conjunction with the information included in the Company’s other press releases, reports and other filings with the SEC. Understanding the information contained in these filings is important to fully understand the Company’s reported financial results and our business outlook for future periods.

Contacts

Media Contact

Amanda Chavez - Vice President, Marketing and Communications

media@smartrent.com

Investor Contact

Kelly Reisdorf—Head of Investor Relations

investors@smartrent.com